Research and Development Expenses	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
Research and Development Expenses	Research and Development Expenses

(in millions)	2024	2023	2022
Staff costs, maintenance costs and utilities(1)	$245	$230	$247
Depreciation of property, plant and equipment and amortization of intangible assets	118	119	110
Other (2)	133	79	125
Total	$496	$428	$482
(1)Staff costs, maintenance costs and utilities costs include share-based compensation of $31 million, $25 million and $27 million for share options for the years ended December 31, 2024, 2023 and 2022, respectively.
(2)Other primarily includes material costs and net (income) expenses related to research funding agreements and wafer, labor and software license costs allocated (to) and from cost of revenue.